EXHIBIT 13

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

In connection with this annual report on Form 20-F of Tevecap S.A. for the period ended December 31, 2002, Leila Abraham Loria, Chief Executive Officer of Tevecap S.A. and Carlos Eduardo Malagoni, Chief Financial Officer of Tevecap S.A., each hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

1. this Form 20-F for the period ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this Form 20-F for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Tevecap S.A.


Date: July 15, 2003                                 /s/ Leila Abraham Loria
                                                    -----------------------
                                                    Leila Abraham Loria
                                                    Chief Executive Officer


Date: July 15, 2003                                 /s/ Carlos Eduardo Malagoni
                                                    ---------------------------
                                                    Carlos Eduardo Malagoni
                                                    Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Tevecap S.A. and will be retained by Tevecap S.A. and furnished to the Securities and Exchange Commission or its staff upon request.


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